Exhibit 99.1
Reconciliation of non-GAAP and GAAP Financial Measures
ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED NON-GAAP INCOME AND EPS CALCULATION — UNAUDITED
(In millions except per share amounts)

	Three Months Ended					Three Months Ended
	December 28,	March 28,	June 27,	September 26,		December 26,	March 27,
	2007	2008	2008	2008	FY08	2008	2009
GAAP Income (Loss) from Continuing Operations	$(35.3)	$(5.6)	$6.8	$(7.9)	$(42.0)	$(48.4)	$(442.1)
Diluted GAAP Income (Loss) from Continuing Operations per Share	$(0.30)	$(0.05)	$0.06	$(0.07)	$(0.36)	$(0.46)	$(4.58)

Non-GAAP adjustments:
Auction Rate Securities Adjustments (4)	49.9	29.7	18.0	6.0	103.6	26.4	14.2
Amortization of Purchased Intangibles (2)	6.0	10.0	9.0	8.5	33.5	8.4	6.9
Restructuring Charges (2)	—	1.9	0.4	0.2	2.5	8.5	3.8
Other Impairment Charges (2)	0.7	—	—	—	0.7	4.1	0.5
E-Band Impairment (4)	—	—	—	—	—	—	3.0
Goodwill impairment (3)	—	—	—	—	—	—	361.9
Intangibles impairment (2)	—	—	—	—	—	—	47.3
Outdoor Wireless Inventory Charge (1)	—	—	—	—	—	10.8	—
LGC Purchase Accounting Adjustment (1)	—	—	3.5	—	3.5	—	—
Tax Valuation Allowance (5)	—	—	—	3.4	3.4	—	—
ACX Inventory Charge (1)	—	—	—	—	—	3.2	—
FX Adjustment (4)	—	—	—	1.7	1.7	—	—
ADC Foundation Grant (2)	10.0	—	—	—	10.0	—	—
Gain on Sale of BigBand (4)	—	—	—	—	—	—	—

Total Adjustments	$66.6	$41.6	$30.9	$19.8	$158.9	$61.4	$437.6

Non-GAAP Income (Loss) from Continuing Operations	$31.3	$36.0	$37.7	$11.9	$116.9	$13.0	$(4.5)
Diluted non-GAAP Income (Loss) from Continuing Operations per Share	$0.26	$0.30	$0.31	$0.10	$0.99	$0.12	$(0.05)

Reconciliation of the numerators and denominators of non-GAAP diluted income (loss) per share from continuing operations:
Interest addback	$0.1	$7.8	$7.5	$—	$—	$—	$—
Diluted shares outstanding — adjusted	118.5	148.4	147.6	117.9	118.2	105.9	96.6

	Three Months Ended
	December 29,	March 30,	June 29,	September 28,
	2006	2007	2007	2007	FY07
GAAP Income (Loss) from Continuing Operations	$(9.3)	$80.8	$39.6	$28.6	$139.7
Diluted GAAP Income (Loss) from Continuing Operations per Share	$(0.08)	$0.64	$0.33	$0.24	$1.16

Non-GAAP adjustments:
Auction Rate Securities Adjustments (4)	—	—	—	—	—
Amortization of Purchased Intangibles (2)	6.0	6.1	6.0	6.0	24.1
Restructuring Charges (2)	13.6	—	(0.2)	5.4	18.8
Other Impairment Charges (2)	0.6	0.1	0.1	1.5	2.3
E-Band Impairment (4)	—	—	—	—	—
Goodwill impairment (3)	—	—	—	—	—
Intangibles impairment (2)	—	—	—	—	—
Outdoor Wireless Inventory Charge (1)	—	—	—	—	—
LGC Purchase Accounting Adjustment (1)	—	—	—	—	—
Tax Valuation Allowance (5)	—	—	—	(6.0)	(6.0)
ACX Inventory Charge (1)	—	—	—	8.9	8.9
FX Adjustment (4)	—	—	—	—	—
ADC Foundation Grant (2)	—	—	—		—
Gain on Sale of BigBand (4)	—	(57.1)	—	—	(57.1)

Total Adjustments	$20.2	$(50.9)	$5.9	$15.8	$(9.0)

Non-GAAP Income (Loss) from Continuing Operations	$10.9	$29.9	$45.5	$44.4	$130.7
Diluted non-GAAP Income (Loss) from Continuing Operations per Share	$0.09	$0.25	$0.37	$0.37	$1.11

Reconciliation of the numerators and denominators of non-GAAP diluted income (loss) per share from continuing operations:
Interest addback	$—	$—	$3.8	$3.8	$15.2
Diluted shares outstanding — adjusted	117.3	117.4	131.9	132.0	131.8

(1)	Included in Cost of Goods Sold

(2)	Included in Operating Expenses

(3)	Included in Operating Expenses (Q1 FY09 $366.2 offset by ($4.3) million in Provision (Benefit) for Income Taxes)

(4)	Included in Other Income (Expense)

(5)	Included in Provision (Benefit) for Income Taxes

Reasons for Presenting Non-GAAP Measures. The consolidated non-GAAP net income and non-GAAP EPS calculations above contain non-GAAP financial measures. ADC utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. The non-GAAP financial measures ADC uses include non-GAAP net income from continuing operations and diluted non-GAAP net income from continuing operations per share. Non-GAAP net income from continuing operations is defined as net income from continuing operations excluding the items identified in the above table and the tax effect of these non-GAAP adjustments. These measures are used by some investors when assessing the performance of ADC. ADC believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.
ADC believes these non-GAAP measures help illustrate ADC’s baseline performance before gains, losses or certain charges that are considered by ADC management to be outside of on-going operating results. Accordingly, ADC uses these non-GAAP measures to gain a better understanding of ADC’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. ADC believes these non-GAAP measures, when read in conjunction with ADC’s GAAP financial statements and notes to the financial statements, provide valuable information to investors.
Items Excluded From Non-GAAP Measures. As described above, the calculation of non-GAAP net income from continuing operations excludes items in the following categories:
Amortization of Purchased Intangibles. ADC excludes amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. ADC believes that providing a non-GAAP financial measure that excludes the amortization of acquisition-related intangible assets provides those reviewing ADC’s financial statements an enhanced understanding of historic and potential future financial results and also facilitates comparisons to the results of peer companies. Additionally, with respect to the amortization of acquisition-related intangible assets, if ADC had developed these intangible assets internally, the amortization of such intangible assets would have been expensed historically. ADC believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition-related intangibles will recur in future periods.
Restructuring and Related Impairment of Long-Lived Assets. ADC excludes these items because it believes that they are not related directly to the underlying performance of ADC’s core business operations. These items are expected to recur in future periods.
Other Non-GAAP Adjustments. ADC excludes these items because it believes that they are not related directly to the underlying performance of ADC’s core business operations. These items generally are not expected to recur in future periods.
Reconciliation of the numerators and denominators non-GAAP diluted income (loss) per share from continuing operations. On both a GAAP and Non-GAAP basis, we are required to use the “if-converted” method for computing diluted earnings per share with respect to the shares reserved for issuance upon conversion of our convertible notes. Under this method, we first calculate diluted earnings per share on both a GAAP and Non-GAAP basis by dividing net income by our total diluted outstanding shares, excluding shares reserved for issuance upon conversion of our outstanding notes. We then calculate diluted earnings per share on both a GAAP and Non-GAAP basis by adding back the interest expense and the amortization of financing expenses on the convertible notes to net income and then dividing this amount by our total diluted outstanding shares, including those shares reserved for issuance upon conversion of the notes. We then select the lower of the two earnings per share calculations on both a GAAP and Non-GAAP basis to represent our GAAP and Non-GAAP diluted earnings per share.
Limitations. Each of the non-GAAP financial measures described above, and used in this consolidated non-GAAP EPS calculation and the related conference call, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in ADC’s financial results for the foreseeable future. In addition, other companies, including other companies in ADC’s industry, may calculate non-GAAP financial measures differently than ADC does, limiting their usefulness as a comparative tool. ADC attempts to compensate for these limitations by providing specific information in the reconciliation included in this consolidated non-GAAP EPS calculation regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above and as required by law, ADC evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
(In Millions, Except Per Share Amounts)

	Three Months Ended					Three Months Ended
	December 28,	March 28,	June 27,	September 26,		December 26,	March 27,
	2007	2008	2008	2008	FY08	2008	2009
NET SALES	$331.7	$355.3	$392.4	$355.9	$1,435.3	$303.7	$258.1
COST OF SALES	214.6	222.3	257.5	238.4	932.8	227.0	175.0

GROSS PROFIT	117.1	133.0	134.9	117.5	502.5	76.7	83.1

GROSS MARGIN	35.3%	37.4%	34.4%	33.0%	35.0%	25.3%	32.2%

OPERATING EXPENSES:
Research and development	19.2	21.4	21.4	21.7	83.7	18.5	19.0
Selling and administration	79.0	77.1	78.2	75.8	310.1	62.4	62.1
Amortization of purchased intangibles	6.0	10.0	9.0	8.5	33.5	8.4	6.9
Impairment charges	0.7	—	—	—	0.7	4.1	414.0
Restructuring charges	—	1.9	0.4	0.2	2.5	8.5	3.8

Total Operating Expenses	104.9	110.4	109.0	106.2	430.5	101.9	505.8

OPERATING INCOME	12.2	22.6	25.9	11.3	72.0	(25.2)	(422.7)
OTHER INCOME (EXPENSE), NET:
Interest	4.8	1.7	(0.6)	(1.4)	4.5	(1.6)	(5.6)
Other	(48.9)	(27.9)	(16.2)	(11.6)	(104.6)	(25.6)	(16.8)

INCOME (LOSS) BEFORE INCOME TAXES	(31.9)	(3.6)	9.1	(1.7)	(28.1)	(52.4)	(445.1)
(BENEFIT) PROVISION FOR INCOME TAXES	3.4	2.0	2.3	6.2	13.9	(4.0)	(3.0)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(35.3)	(5.6)	6.8	(7.9)	(42.0)	(48.4)	(442.1)

Total Discontinued Operations	1.9	1.5	0.5	2.3	6.2	(1.3)	(0.9)

NET INCOME (LOSS)	$(33.4)	$(4.1)	$7.3	$(5.6)	$(35.8)	$(49.7)	$(443.0)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	117.6	117.7	117.7	117.4	117.6	105.5	96.6

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	117.6	117.7	118.1	117.4	117.6	105.5	96.6

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — BASIC	$(0.30)	$(0.05)	$0.06	$(0.07)	$(0.36)	$(0.46)	$(4.58)

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$(0.30)	$(0.05)	$0.06	$(0.07)	$(0.36)	$(0.46)	$(4.58)

EARNINGS (LOSS) PER SHARE FROM DISCONTINUING OPERATIONS — BASIC	$0.02	$0.02	$—	$0.02	$0.06	$(0.01)	$(0.01)

EARNINGS (LOSS) PER SHARE FROM DISCONTINUING OPERATIONS — DILUTED	$0.02	$0.02	$—	$0.02	$0.06	$(0.01)	$(0.01)

NET EARNINGS (LOSS) PER SHARE — BASIC	$(0.28)	$(0.03)	$0.06	$(0.05)	$(0.30)	$(0.47)	$(4.59)

NET EARNINGS (LOSS) PER SHARE — DILUTED	$(0.28)	$(0.03)	$0.06	$(0.05)	$(0.30)	$(0.47)	$(4.59)

	Three Months Ended
	December 29,	March 30,	June 29,	September 28,
	2006	2007	2007	2007	FY07
NET SALES	$291.1	$316.6	$342.3	$322.0	$1,272.0
COST OF SALES	197.6	206.2	219.8	212.9	836.5

GROSS PROFIT	93.5	110.4	122.5	109.1	435.5

GROSS MARGIN	32.1%	34.9%	35.8%	33.9%	34.2%

OPERATING EXPENSES:
Research and development	16.6	17.6	16.9	17.9	69.0
Selling and administration	61.4	65.0	62.1	62.1	250.6
Amortization of purchased intangibles	6.0	6.1	6.0	6.0	24.1
Impairment charges	0.6	0.1	0.1	1.5	2.3
Restructuring charges	13.6	—	(0.2)	5.4	18.8

Total Operating Expenses	98.2	88.8	84.9	92.9	364.8

OPERATING INCOME	(4.7)	21.6	37.6	16.2	70.7
OTHER INCOME (EXPENSE), NET:
Interest	4.6	3.1	4.7	5.3	17.7
Other	(5.5)	57.4	0.3	2.3	54.5

INCOME (LOSS) BEFORE INCOME TAXES	(5.6)	82.1	42.6	23.8	142.9
(BENEFIT) PROVISION FOR INCOME TAXES	3.7	1.3	3.0	(4.8)	3.2

INCOME (LOSS) FROM CONTINUING OPERATIONS	(9.3)	80.8	39.6	28.6	139.7

Total Discontinued Operations	(2.7)	(11.3)	(4.3)	(5.9)	(24.2)

NET INCOME (LOSS)	$(12.0)	$69.5	$35.3	$22.7	$115.5

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	117.2	117.3	117.4	117.5	117.4

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	117.2	131.6	131.9	117.8	131.8

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — BASIC	$(0.08)	$0.69	$0.34	$0.24	$1.19

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$(0.08)	$0.64	$0.33	$0.24	$1.16

EARNINGS (LOSS) PER SHARE FROM DISCONTINUING OPERATIONS — BASIC	$(0.02)	$(0.10)	$(0.04)	$(0.05)	$(0.21)

EARNINGS (LOSS) PER SHARE FROM DISCONTINUING OPERATIONS — DILUTED	$(0.02)	$(0.09)	$(0.04)	$(0.05)	$(0.18)

NET EARNINGS (LOSS) PER SHARE — BASIC	$(0.10)	$0.59	$0.30	$0.19	$0.98

NET EARNINGS (LOSS) PER SHARE — DILUTED	$(0.10)	$0.55	$0.29	$0.19	$0.98

	Two Months Ended		Three Months Ended
	Sept 2008	Sept 2007	Oct 2008	Oct 2007
NET SALES	201.4	190.5	352.3	320.3
COST OF SALES	139.0	124.8	255.5	206.9

GROSS PROFIT	62.4	65.7	96.8	113.4

GROSS MARGIN	31.0%	34.5%	27.5%	35.4%

OPERATING EXPENSES:
Research and development	13.9	10.7	20.5	17.5
Selling and administration	49.4	39.4	70.8	76.4
Amortization of purchased intangibles	5.7	4.0	8.5	5.9
Impairment charges	—	—	4.1	0.7
Restructuring charges	0.4	1.6	8.8	1.4

Total Operating Expenses	69.4	55.7	112.7	101.9

OPERATING INCOME	(7.0)	10.0	(15.9)	11.5
OTHER INCOME (EXPENSE), NET:
Interest	(1.3)	3.2	(1.1)	5.2
Other	(2.2)	1.8	(28.5)	(26.8)

INCOME (LOSS) BEFORE INCOME TAXES	(10.5)	15.0	(45.5)	(10.1)
(BENEFIT) PROVISION FOR INCOME TAXES	4.3	(5.6)	(0.1)	(2.5)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(14.8)	20.6	(45.4)	(7.6)

Total Discontinued Operations	0.7	(0.8)	(0.6)	1.6

NET INCOME (LOSS)	(14.1)	19.8	(46.0)	(6.0)

ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS — UNAUDITED
(In millions)

	December 28,	March 28,	June 27,	September 26,	December 26,	March 27,
	2007	2008	2008	2008	2008	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$804.5	$781.0	$627.0	$601.9	$520.9	$444.5
Accounts receivable, net	198.1	230.2	231.0	210.8	183.6	171.7
Unbilled revenues	23.4	28.8	28.5	28.4	14.2	19.1
Inventories, net	190.4	200.0	196.1	190.2	171.8	158.5
Assets of discontinued operations	20.4	18.4	19.1	19.4	11.1	10.3
Prepaid and other current assets	76.5	37.3	32.3	48.2	35.0	35.5

Total current assets	1,313.3	1,295.7	1,134.0	1,098.9	936.6	839.6

PROPERTY AND EQUIPMENT, net	197.2	202.4	200.6	192.6	174.9	167.9
ASSETS HELD FOR SALE	0.1	0.1	0.1	—	—	—
RESTRICTED CASH	12.5	13.1	14.4	13.9	15.3	28.3
GOODWILL	372.4	353.8	354.8	353.9	359.3	—
INTANGIBLES, net	137.7	192.2	173.9	166.3	155.6	101.8
AVAILABLE-FOR-SALE SECURITIES	91.3	90.3	72.2	66.6	40.4	77.8
LONG-TERM ASSETS OF DISCONTINUED OPERATIONS	1.0	1.1	1.1	1.1	1.3	1.1
OTHER ASSETS	70.3	75.5	91.7	87.2	86.2	81.2

Total assets	$2,195.8	$2,224.2	$2,042.8	$1,980.5	$1,769.6	$1,297.7

LIABILITIES & SHAREOWNERS’ INVESTMENT

CURRENT LIABILITIES:
Current portion of long-term notes payable	$217.2	$205.2	$3.8	$2.6	$1.8	$1.0
Accounts payable	87.5	105.7	97.2	90.2	82.0	74.4
Accrued compensation and benefits	53.0	59.0	76.4	82.4	55.3	49.2
Other accrued liabilities	69.2	69.9	74.6	78.3	83.2	72.9
Income taxes payable	15.2	4.4	3.8	6.5	2.3	2.1
Liabilities of discontinued operations	16.5	14.5	12.1	10.7	7.5	6.4

Total current liabilities	458.6	458.7	267.9	270.7	232.1	206.0

PENSION OBLIGATIONS & OTHER LT OBLIGATIONS	86.8	105.6	100.8	95.7	91.6	87.5
LONG-TERM NOTES PAYABLE	651.3	651.1	650.9	650.7	650.6	650.5

Total liabilities	1,196.7	1,215.4	1,019.6	1,017.1	974.3	944.0

SHAREOWNERS’ INVESTMENT	999.1	1,008.8	1,023.2	963.4	795.3	353.7

Total liabilities and shareowners’ investment	$2,195.8	$2,224.2	$2,042.8	$1,980.5	$1,769.6	$1,297.7

ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS — UNAUDITED
(In millions)

	December 29,	March 30,	June 29,	September 28,
	2006	2007	2007	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$119.6	$120.0	$108.8	$497.0
Accounts receivable, net	151.3	150.6	177.9	157.7
Unbilled revenues	14.8	23.2	21.7	31.6
Inventories, net	169.2	172.4	178.4	177.6
Assets of discontinued operations	33.8	15.7	18.1	19.2
Prepaid and other current assets	445.4	546.8	573.9	237.2

Total current assets	934.1	1,028.7	1,078.8	1,120.3

PROPERTY AND EQUIPMENT, net	203.4	200.8	197.7	198.3
ASSETS HELD FOR SALE	1.0	1.0	1.0	1.0
RESTRICTED CASH	11.5	12.8	12.8	12.2
GOODWILL	238.5	238.5	239.0	239.1
INTANGIBLES, net	141.2	135.8	129.9	125.0
AVAILABLE-FOR-SALE SECURITIES	9.7	8.2	5.0	3.0
LONG-TERM ASSETS OF DISCONTINUED OPERATIONS	2.0	2.9	2.3	1.3
OTHER ASSETS	52.5	54.2	51.2	64.9

Total Assets	$1,593.9	$1,682.9	$1,717.7	$1,765.1

LIABILITIES & SHAREOWNERS’ INVESTMENT

CURRENT LIABILITIES:
Current portion of long-term notes payable	$1.6	$1.5	$201.5	$200.7
Accounts payable	65.0	90.1	91.9	80.0
Accrued compensation and benefits	44.8	49.6	56.1	65.2
Other accrued liabilities	71.6	68.3	61.0	70.4
Income taxes payable	17.5	17.7	13.2	15.2
Liabilities of discontinued operations	32.8	18.6	15.3	17.8

Total current liabilities	233.3	245.8	439.0	449.3

PENSION OBLIGATIONS & OTHER LT OBLIGATIONS	79.8	82.0	82.4	89.4
LONG-TERM NOTES PAYABLE	400.3	400.4	200.5	201.2

Total liabilities	713.4	728.2	721.9	739.9

SHAREOWNERS’ INVESTMENT	880.5	954.7	995.8	1,025.2

Total liabilities and shareowners’ investment	$1,593.9	$1,682.9	$1,717.7	$1,765.1

ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
STATEMENT OF CASH FLOWS — UNAUDITED
(In millions)

	Twelve Months Ended
	September 26,	September 28,
	2008	2007
Operating Activities:
Income (loss) from continuing operations	$(42.0)	$139.7
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Inventory write-offs	11.6	21.8
Write-down of cost method investments	0.0	3.9
Write-down of available-for-sale investments	103.6	0.0
Impairment	0.7	2.3
Depreciation and amortization	80.6	68.9
Non-cash stock compensation	16.7	9.0
Change in deferred income taxes	1.6	(5.1)
Loss on sale of property and equipment	0.4	0.4
Gain on sale of investments	0.0	(57.5)
Other, net	0.8	(11.5)
Changes in operating assets and liabilities, net of acquisitions and divestitures:
Accounts receivable and unbilled revenues decrease	2.3	0.2
Inventories increase	(5.4)	(20.4)
Prepaid and other assets (increase)/decrease	(4.1)	5.9
Accounts payable decrease	(17.5)	(4.2)
Accrued liabilities decrease	(1.1)	(1.8)
Pension liabilities	5.1	3.3

Total cash provided by operating activities from continuing operations	153.3	154.9
Total cash used for operating activities from discontinued operations	(0.6)	(12.3)

Total cash provided by operating activities	152.7	142.6

Investing Activities:
Acquisitions, net of cash acquired	(199.4)	(1.6)
Purchase of interest in affiliates	(5.2)	(8.1)
Divestitures	0.1	0.5
Property, equipment and patent additions	(40.6)	(32.7)
Proceeds from disposal of property and equipment	0.5	1.4
Proceeds from sale of investments	0.0	59.8
Warrant exercise	0.0	(1.8)
(Increase)/decrease in restricted cash	(1.3)	2.9
Purchase of available-for-sale securities	(129.3)	(1,000.8)
Sale of available-for-sale securities	157.2	1,196.6
Other	0.1	0.4

Total cash provided by (used for) investing activities from continuing operations	(217.9)	216.6
Total cash provided by investing activities from discontinued operations	(0.5)	1.2

Total cash provided by (used for) investing activities	(218.4)	217.8

Financing Activities:
Debt issued	450.0	0.0
Payments of financing costs	(10.7)	0.0
Debt payments	(218.9)	0.0
Treasury stock purchase	(49.5)	0.0
Common stock issued	0.7	4.6

Total cash provided by financing activities	171.6	4.6

Effect of Exchange Rate Changes on Cash	(1.0)	9.9

Increase in Cash and Cash Equivalents	104.9	374.9
Cash and Cash Equivalents, beginning of period	497.0	122.1

Cash and Cash Equivalents, end of period	$601.9	$497.0

ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION and STATISTICS — UNAUDITED
(In millions)

	Three Months Ended				Three Months Ended
	December 28,	March 28,	June 27,	September 26,	December 26,	March 27,
	2007	2008	2008	2008	2008	2009
Net Sales by Segment
Global Connectivity Solutions	$261.6	$288.3	$311.9	$280.7	$234.7	$206.6
Network Solutions	24.0	22.4	34	30.4	27.0	16.9
Professional Services	46.1	44.6	46.5	44.8	42.0	34.6

Total Net Sales by Segment	$331.7	$355.3	$392.4	$355.9	$303.7	$258.1

Product Sales by Segment
Global Connectivity Solutions:
Global Copper Connectivity	31%	30%	32%	30%	32%	31%
Global Fiber Connectivity	28%	33%	31%	29%	27%	32%
Global Enterprise Connectivity	16%	15%	14%	17%	15%	13%
Wireline	3%	4%	3%	3%	3%	4%

Total Global Connectivity Solutions	79%	81%	79%	79%	77%	80%
Network Solutions	7%	6%	9%	9%	9%	7%
Professional Services	14%	13%	12%	13%	14%	13%

Total Product Sales by Segment	100%	100%	100%	100%	100%	100%

Operating Income (Loss) by Segment
Global Connectivity Solutions	$19.3	$38.2	$35.7	$21.6	$0.4	$5.5
Network Solutions	(3.7)	(12.8)	(10.5)	(9.5)	(15.4)	(10.9)
Professional Services	(2.7)	(1.0)	1.2	(0.6)	2.4	0.5
Restructuring, Impairment and Other	(0.7)	(1.8)	(0.5)	(0.2)	(12.6)	(417.8)

Total Operating Income (Loss) by Segment	$12.2	$22.6	$25.9	$11.3	$(25.2)	$(422.7)

	Three Months Ended
	December 29,	March 30,	June 29,	September 28,
	2006	2007	2007	2007
Net Sales by Segment
Global Connectivity Solutions	$248.7	$270.8	$285.2	$266.8
Network Solutions	7.5	5.2	15.8	11.6
Professional Services	34.9	40.6	41.3	43.6

Total Net Sales by Segment	$291.1	$316.6	$342.3	$322.0

Product Sales by Segment
Global Connectivity Solutions:
Global Copper Connectivity	37%	33%	34%	33%
Global Fiber Connectivity	24%	33%	30%	28%
Global Enterprise Connectivity	18%	16%	16%	17%
Wireline	6%	5%	4%	4%

Total Global Connectivity Solutions	85%	86%	83%	83%
Network Solutions	3%	2%	5%	4%
Professional Services	12%	13%	12%	14%

Total Product Sales by Segment	100%	100%	100%	100%

Operating Income (Loss) by Segment
Global Connectivity Solutions	$15.0	$26.6	$36.2	$24.3
Network Solutions	(4.4)	(6.1)	(0.8)	(4.0)
Professional Services	(1.1)	1.1	2.2	2.7
Restructuring, Impairment and Other	(14.2)	0.0	0.0	(6.8)

Total Operating Income (Loss) by Segment	$(4.7)	$21.6	$37.6	$16.2